EXHIBIT 10.4

PRIORITY CONFIRMATION JOINDER
Reference is made to the Intercreditor Agreement, dated as of December 15, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between JPMORGAN CHASE BANK, N.A., as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Second Lien Collateral Agent for the Second Lien Secured Parties (as defined therein).
Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04(a) of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being Priority Obligations under the Intercreditor Agreement.
1. Joinder. The undersigned, The Bank of New York Mellon Trust Company, N.A. (the “New Representative”) as collateral agent under that certain Credit Agreement by and among the Borrower, certain subsidiaries of the Borrower, the lenders party thereto from time to time and the New Representative, dated as of August 12, 2016, hereby:
(a)    represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the Priority Lien Secured Parties under a Priority Substitute Credit Facility as a Priority Lien Agent under a Priority Substitute Credit Facility under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and
(b)    agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:
The Bank of New York Mellon Trust Company, N.A.
Global Corporate Trust, Corporate Unit
400 South Hope Street, Suite 500
Los Angeles, CA 90071
Attention: Raymond Torres
Telephone: (213) 630-6175
Facsimile: (213) 630-6298
E-mail: raymond.torres@bnymellon.com.
2.    Priority Confirmation. The undersigned New Representative, on behalf of itself and each Priority Lien Secured Party for which the undersigned is acting as Priority Lien Agent hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Priority Lien Obligations under the Intercreditor Agreement, that the New Representative is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens.
3.    Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
4.    Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5.    Expenses. The Borrower agree to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of August 15, 2016.

The Bank of New York Mellon Trust Company, N.A., as New Representative

By:	/s/ Ann Cung
Name:	Ann Cung
Title:	Vice President
The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

JPMorgan Chase Bank, N.A., as Priority Lien Agent

By:	/s/ Douglas A. Kravitz
Name:	Douglas A. Kravitz
Title:	Executive Director
The Second Lien Collateral Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

The Bank of New York Mellon Trust Company, N.A., as Second Lien Collateral Agent

By:	/s/ Ann Cung
Name:	Ann Cung
Title:	Vice President

Acknowledged and Agreed to by:

CALIFORNIA RESOURCES CORPORATION, as Borrower

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

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